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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 15, 2000


                               Chevron Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-368-2                 94-0890210
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(State or other jurisdiction     (Commission File Number)  (I.R.S. Employer No.)
     of incorporation )

          575 Market Street, San Francisco, CA                    94105
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        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (415) 894-7700
                                                           --------------


                                      NONE
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         (Former name or former address, if changed since last report)



Item 5.        Other Events

        On October 16, 2000, Chevron Corporation and Texaco Inc. issued a joint press release announcing an agreement to merge. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7. (c)   Exhibits.
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         Exhibit 2.1       Agreement  and Plan of Merger dated as of October 15,
                           2000 among Texaco Inc., Chevron Corporation and Keepep Inc. (Schedules and Exhibits omitted)

         Exhibit 2.2 Stock Option Agreement dated as of October 15, 2000, between Chevron Corporation and Texaco Inc.

         Exhibit 2.3 Stock Option Agreement dated as of October 15, 2000, between Chevron Corporation and Texaco Inc.

         Exhibit 99.1 Joint Press Release, "CHEVRON AND TEXACO AGREE TO $100 BILLION MERGER CREATING TOP-TIER INTEGRATED ENERGY COMPANY," dated October 16, 2000.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 16, 2000


                                               CHEVRON CORPORATION




                                          By     /s/ S.J. Crowe
                                             -------------------------------
                                               S. J. Crowe, Comptroller
                                             (Principal Accounting Officer and
                                                Duly Authorized Officer)



                                  EXHIBIT INDEX
                                  -------------
Exhibit No.                        Description
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Exhibit 2.1           Agreement and Plan of Merger dated as of October 15, 2000
                      among Texaco Inc., Chevron Corporation and Keepep Inc. (Schedules and Exhibits omitted)

Exhibit 2.2 Stock Option Agreement dated as of October 15, 2000, between Chevron Corporation and Texaco Inc.

Exhibit 2.3 Stock Option Agreement dated as of October 15, 2000, between Chevron Corporation and Texaco Inc.

Exhibit 99.1          Joint Press Release dated October 16, 2000.